Exhibit 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

The Board of Directors

CarMax, Inc. and

The Board of Directors

CarMax Auto Funding LLC and

The Manager and Members

CarMax Business Services, LLC (together, the “Company”)

Merrill Lynch, Pierce, Fenner & Smith Incorporated

(together, with the Company, the “Specified Parties”)

Re: CarMax Auto Owner Trust 2016-4, Asset-Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a pool of motor vehicle retail installment sale contracts (the “Receivables”) which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to and found it to be agreement. Such compared information was deemed to be in agreement if differences were attributable to rounding or were de minimis (i.e., 0.01% or less than $100).

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement. Such recomputed information was deemed to be in agreement if differences were attributable to rounding or were de minimis (i.e., 0.01% or less than $100).

KPMG LLP is a Delaware limited liability partnership,

the U.S. member firm of KPMG International Cooperative

(“KPMG International”), a Swiss entity.

CarMax Auto Owner Trust 2016-4, Asset-Backed Notes

September 26, 2016

•	The term “Initial Data File” means the statistical receivable pool data file provided by the Company, containing certain information related to 61,598 Receivables and their related attributes as of the close of business on August 31, 2016.

•	The term “Selected Receivables” means a sample of 125 Receivables randomly selected from the Initial Data File as instructed by the Company. For purposes of this procedure, the Company did not inform us as to the basis for how they selected the number of Receivables that we were instructed to randomly select from the Initial Data File. A list of the Selected Receivables was provided to the Specified Parties.

•	The term “Receivable File” refers to any file containing documents or and/or electronic records (e.g., scanned images) related to a Receivable provided by the Company and listed in the table below.

The Company is responsible for the Initial Data File.

I.	The Selected Receivables

At the request of the Specified Parties, we performed the following procedures with respect to the Selected Receivables. For each of the Selected Receivables, we compared the Sample Characteristics contained in the Initial Data File to the corresponding documents in the Receivable File. Where more than one document was indicated for a characteristic, we used the highest priority document found in the Receivable File (i.e., in the order listed in the table below).

Sample Characteristics	Receivable File document(s)

Borrower’s Name	Retail Installment Contract

Borrower’s State	Retail Installment Contract

Original Principal Amount	Retail Installment Contract

Monthly Payment Amount	Retail Installment Contract

Original Term to Maturity	Retail Installment Contract. In the event the Company granted an extension to the borrower and the original term to maturity increased as a result, a servicing system screen print documenting such extension was granted

Origination Date	Retail Installment Contract

Annual Percentage Rate	Retail Installment Contract

CarMax Auto Owner Trust 2016-4, Asset-Backed Notes

September 26, 2016

Sample Characteristics	Receivable File document(s)

Vehicle Make	Retail Installment Contract, Certificate of Title, Receipt of Title, Application for Title, Odometer Disclosure, or Buyer’s Order

Vehicle Model	Same documents used for Vehicle Make

Vehicle Model Year	Same documents used for Vehicle Make

VIN Number	Same documents used for Vehicle Make

New or Used	Same documents used for Vehicle Make. To the extent this Sample Characteristic was not specifically identified on the documents used for Vehicle Make, the Company instructed us to consider a vehicle with mileage of 3,500 miles or greater as stated in the Receivable File documents or other electronic records to be “Used.”

Lienholder	Certificate of Title (or acceptable alternative document listed below). The Company informed us that CarMax Auto Finance, CarMax Business Serv, CarMax Business Services, CarMax Business Services, LLC, CarMax Business Svcs, LLC, CarMax Funding Services, CaMax Funding Services, LLC, CarMax Funding Svcs, LLC, and CarMax Business Serv, LLC were acceptable lienholder names.

For each of the Selected Receivables, the Receivable File provided by the Company included the following: (i) a signed automobile or light–duty truck Retail Installment Contract, (ii) the Certificate of Title, and (iii) agreement signed by the borrower(s) acknowledging their requirement to provide insurance. In the event the Certificate of Title was not present in the Receivable File, the Company instructed us to use the following alternative documents: Application for Title, Receipt of Title, Power of Attorney documentation for Title, Notice of Lien Filing, Lien Filing Receipt, Notice of Security Interest Filing, Lien Release, or Tax/Fee Receipt. For Selected Receivables in the states of California, Florida, Georgia, South Carolina, Pennsylvania, Texas, Arizona, Louisiana, North Carolina, Wisconsin and Virginia, the Company instructed us to utilize an electronic title system through the Company’s account with its vendor, a web-based title search company. We make no representation regarding the execution of these documents by the borrower(s) or the validity of the borrower(s) signature(s).

The information regarding the Selected Receivables was found to be in agreement with the respective information contained in the Receivable Files. There were no conclusions that resulted from these procedures.

CarMax Auto Owner Trust 2016-4, Asset-Backed Notes

September 26, 2016

We were not engaged to, and did not, perform an audit, examination or review, the objective of which would be the expression of an opinion or conclusion on the Initial Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on information included in the Initial Data File or provided by the Company, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables or as to the conformity of their respective characteristics with those assumed for purposes of the comparisons described herein, (ii) the reliability or accuracy of the Initial Data File, the Receivable Files, or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of CarMax, Inc. CarMax Auto Funding LLC, CarMax Business Services, LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

September 26, 2016